ING USA Annuity and Life Insurance Company

Separate Account B of ING USA Annuity and Life Insurance Company

PROSPECTUS SUPPLEMENT

Dated April 28, 2006

to your current variable annuity prospectus

for

Deferred Combination Variable and Fixed Annuity Contracts

issued by

ING USA Annuity and Life Insurance Company

For use only in the Commonwealth of Massachusetts

The information in this supplement updates and amends certain information contained in your prospectus. You should read and keep this supplement along with the prospectus.

For Contracts issued in the Commonwealth of Massachusetts, the following provisions apply:

1.	The Fixed Interest Division is not available.
2.	TSA loans are not available.
3.	The Nursing Home Surrender Charge Waiver is not available.

MA Supplement – 139616	04/28/06